SMITH BARNEY GROWTH OPPORTUNITY FUND
(the "Fund")

Supplement dated July 28, 1997 to
Prospectus dated April 30, 1997


Effective August 1, 1997, Dennis A. Johnson, CFA, a Managing Director of Smith Barney Inc. and President and Chief Investment Officer of Peachtree Asset Management ("Peachtree"), a division of Smith Barney Mutual Funds Management Inc., the Fund's investment adviser and administrator, will be responsible for managing the day to day investment operations of the Fund, including the making of investment decisions. Prior to joining Peachtree, Mr. Johnson was Vice President of Trusco Capital.

In attempting to achieve the Fund's investment objective of capital appreciation, Mr. Johnson will use a disciplined approach to identify the equity securities of companies having prospects of strong, sustainable earnings growth and that are believed to afford attractive opportunities for stock priced appreciation. This disciplined approach involves computer-aided, quantitative analysis supported by fundamental research. Mr. Johnson selects stocks for the Fund's portfolio by sorting a universe of 1500 stocks into deciles based on earnings and other valuation characteristics. Those stocks sorted into the top two deciles are further analyzed quantitatively and fundamentally to determine if they are attractive investments. In addition to determining which stocks may be attractive investments for the Fund, this analysis is used to determine if a particular stock held in the Fund's portfolio continues to be an attractive investment and stocks appearing in the bottom two deciles are sold. Although the Fund may invest in the stocks of smaller capitalized companies, the Fund's assets will be invested primarily in the stock of mid- and larger-capitalized companies.


FD 01315